Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2015 Results
SAN JOSE, Calif.-October 27, 2015-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the third quarter of 2015.
Net revenue for the third quarter of 2015 was $83.3 million, compared with $103.1 million for the second quarter of 2015 and $108.1 million for the third quarter of 2014.
Bookings for the third quarter of 2015 were $74.6 million, compared with $99.3 million for the second quarter of 2015 and $97.8 million for the third quarter of 2014.
Total backlog and deferred revenue was $110.8 million as of October 2, 2015, compared to $120.6 million as of July 3, 2015.
GAAP net loss for the third quarter of 2015 was $(4.8) million, or $(0.05) per diluted share, compared with a GAAP net loss for the second quarter of 2015 of $(1.0) million, or $(0.01) per diluted share, and a GAAP net income of $1.1 million, or $0.01 per diluted share, for the third quarter of 2014.
Non-GAAP net loss for the third quarter of 2015 was $(0.2) million, or $0.00 per diluted share, compared with a non-GAAP net income for the second quarter of 2015 of $4.2 million, or $0.05 per diluted share, and a non-GAAP net income of $5.1 million, or $0.06 per diluted share, for the third quarter of 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
GAAP gross margin was 55.5% and GAAP operating margin was (7.5)% for the third quarter of 2015, compared with 52.7% and (0.3)%, respectively, for the second quarter of 2015, and 49.4% and (3.3)%, respectively, for the same period in 2014.
Non-GAAP gross margin was 56.3% and non-GAAP operating margin was (0.5)% for the third quarter of 2015, compared with 53.2% and 5.1%, respectively, for the second quarter of 2015, and 53.6% and 6.2%, respectively, for the same period in 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $87.6 million at the end of the third quarter of 2015, down $17.5 million from $105.1 million at the end of the prior quarter. In the third quarter of 2015, the Company used approximately $5.0 million of cash from operations, and used approximately $7.8 million to repurchase approximately 1.3 million shares of common stock under its share repurchase program.

Business Outlook

For the fourth quarter of 2015, Harmonic anticipates:
•Net revenue in the range of $78 million to $88 million
•GAAP gross margins in the range of 53% to 54%
•GAAP operating expenses in the range of $52 million to $53 million
•Non-GAAP gross margins in the range of 54% to 55%
•Non-GAAP operating expenses in the range of $46 million to $47 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, October 27, 2015. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.619.6397 or +1.800.708.4540 (passcode 40861736). A replay of the conference call will be available after 4:30 p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode 40861736#).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the third quarter ended October 2, 2015 and our expectations concerning quarter-on-quarter growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the fourth quarter of 2015. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CCAP and VOS™ product initiatives, dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarterly period ended July 3, 2015 and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: gross profit, operating expenses, income (loss) from operations and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are restructuring and related charges, impairment of long-term investment and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Harold Covert	Blair King
Chief Financial Officer	Director, Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	October 2, 2015	December 31, 2014
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$61,571	$73,032
Short-term investments	25,990	31,847
Accounts receivable, net	64,128	74,144
Inventories	39,873	32,747
Deferred income taxes, short-term	3,375	3,375
Prepaid expenses and other current assets	31,709	17,539
Total current assets	226,646	232,684

Property and equipment, net	26,619	27,221
Goodwill, intangibles and other assets	213,643	220,613
Total assets	$466,908	$480,518

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,626	$15,318
Income taxes payable	176	893
Deferred revenue	43,350	38,601
Accrued liabilities	29,139	35,118
Total current liabilities	89,291	89,930

Income taxes payable, long-term	4,296	4,969
Deferred tax liabilities, long-term	3,095	3,095
Other non-current liabilities	10,358	10,711
Total liabilities	107,040	108,705

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 87,477 and 87,700 shares issued and outstanding at October 2, 2015 and December 31, 2014, respectively	87	88
Additional paid-in capital	2,259,757	2,261,952
Accumulated deficit	(1,896,709)	(1,888,247)
Accumulated other comprehensive loss	(3,267)	(1,980)
Total stockholders' equity	359,868	371,813
Total liabilities and stockholders' equity	$466,908	$480,518

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Nine months ended
	October 2, 2015	September 26, 2014	October 2, 2015	September 26, 2014
	(in thousands, except per share amounts)
Net revenue	$83,305	$108,061	$290,424	$325,682
Cost of revenue	37,074	54,633	134,780	170,125
Gross profit	46,231	53,428	155,644	155,557
Operating expenses:
Research and development	21,679	22,803	65,824	70,176
Selling, general and administrative	28,966	32,114	91,443	98,640
Amortization of intangibles	1,446	1,661	4,338	5,329
Restructuring and related charges	397	388	626	821
Total operating expenses	52,488	56,966	162,231	174,966
Loss from operations	(6,257)	(3,538)	(6,587)	(19,409)
Interest and other income (expense), net	178	(214)	(197)	(185)
Loss on impairment of long-term investment	—	—	(2,505)	—
Loss before income taxes	(6,079)	(3,752)	(9,289)	(19,594)
(Benefit from) provision for income taxes	(1,268)	(4,830)	(827)	21,800
Net income (loss)	$(4,811)	$1,078	$(8,462)	$(41,394)
Net income (loss) per share:
Basic	$(0.05)	$0.01	$(0.10)	$(0.44)
Diluted	$(0.05)	$0.01	$(0.10)	$(0.44)
Shares used in per share calculation:
Basic	87,991	90,618	88,359	94,113
Diluted	87,991	91,800	88,359	94,113

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine months ended
	October 2, 2015	September 26, 2014
	(In thousands)
Cash flows from operating activities:
Net loss	$(8,462)	$(41,394)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	4,971	18,378
Depreciation	10,143	12,641
Stock-based compensation	11,845	12,720
Loss on impairment of long-term investment	2,505	—
Deferred income taxes	—	31,782
Provision for excess and obsolete inventories	1,234	2,013
Allowance for doubtful accounts, returns and discounts	576	(116)
Excess tax benefits from stock-based compensation	—	(194)
Other non-cash adjustments, net	354	1,108
Changes in assets and liabilities:
Accounts receivable	9,440	(472)
Inventories	(7,936)	2,401
Prepaid expenses and other assets	(13,817)	(5,321)
Accounts payable	1,772	(786)
Deferred revenue	5,237	7,770
Income taxes payable	(1,372)	(8,292)
Accrued and other liabilities	(7,926)	(4,717)
Net cash provided by operating activities	8,564	27,521
Cash flows from investing activities:
Purchases of investments	(20,714)	(26,599)
Proceeds from sales and maturities of investments	26,534	50,644
Purchases of property and equipment	(10,393)	(8,859)
Purchases of long-term investments	(85)	(5,867)
Restricted cash	(1,091)	—
Net cash (used in) provided by investing activities	(5,749)	9,319
Cash flows from financing activities:
Payments for repurchase of common stock	(20,007)	(86,407)
Net proceeds from common stock issued to employees	5,967	1,241
Excess tax benefits from stock-based compensation	—	194
Net cash used in financing activities	(14,040)	(84,972)
Effect of exchange rate changes on cash and cash equivalents	(236)	(169)
Net decrease in cash and cash equivalents	(11,461)	(48,301)
Cash and cash equivalents at beginning of period	73,032	90,329
Cash and cash equivalents at end of period	$61,571	$42,028

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Nine months ended
	October 2, 2015		September 26, 2014		October 2, 2015		September 26, 2014
	(In thousands, except percentages)
Product
Video Products	$48,629	59%	$60,668	56%	$153,439	53%	$181,882	56%
Cable Edge	8,616	10%	23,915	22%	61,726	21%	77,488	24%
Services and Support	26,060	31%	23,478	22%	75,259	26%	66,312	20%
Total	$83,305	100%	$108,061	100%	$290,424	100%	$325,682	100%

Geography
Americas	$44,926	54%	$60,007	56%	$165,786	57%	$184,959	57%
EMEA	19,269	23%	27,430	25%	71,302	25%	83,136	25%
APAC	19,110	23%	20,624	19%	53,336	18%	57,587	18%
Total	$83,305	100%	$108,061	100%	$290,424	100%	$325,682	100%

Market
Service Provider	$46,451	56%	$67,497	62%	$178,466	61%	$214,055	66%
Broadcast and Media	36,854	44%	40,564	38%	111,958	39%	111,627	34%
Total	$83,305	100%	$108,061	100%	$290,424	100%	$325,682	100%

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited)

	Three months ended		Nine months ended
	October 2, 2015	September 26, 2014	October 2, 2015	September 26, 2014
	(In thousands)
Net revenue:
Video	$71,889	$81,360	$219,378	$239,823
Cable Edge	11,416	26,701	71,046	85,859
Total consolidated net revenue	$83,305	$108,061	$290,424	$325,682

Operating income (loss):
Video	$3,575	$6,609	$8,386	$9,426
Cable Edge	(3,963)	120	2,582	3,178
Total segment operating income (loss)	(388)	6,729	10,968	12,604
Unallocated corporate expenses*	(510)	(403)	(739)	(915)
Stock-based compensation	(3,827)	(4,352)	(11,845)	(12,720)
Amortization of intangibles	(1,532)	(5,512)	(4,971)	(18,378)
Loss from operations	(6,257)	(3,538)	(6,587)	(19,409)
Non-operating income (expense)	178	(214)	(2,702)	(185)
Loss before income taxes	$(6,079)	$(3,752)	$(9,289)	$(19,594)

*Unallocated corporate expenses include certain corporate-level operating expenses and charges such as restructuring and related charges.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	October 2, 2015
	Gross Profit	Total Operating Expense	Loss from Operations	Net loss
GAAP	$46,231	$52,488	$(6,257)	$(4,811)
Stock-based compensation in cost of revenue	433	—	433	433
Stock-based compensation in research and development	—	(1,074)	1,074	1,074
Stock-based compensation in selling, general and administrative	—	(2,320)	2,320	2,320
Amortization of intangibles	86	(1,446)	1,532	1,532
Restructuring and related charges	113	(397)	510	510
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,224)
Non-GAAP	$46,863	$47,251	$(388)	$(166)
As a % of revenue (GAAP)	55.5%	63.0%	(7.5)%	(5.8)%
As a % of revenue (Non-GAAP)	56.3%	56.7%	(0.5)%	(0.2)%

Diluted net loss per share:
Diluted net loss per share-GAAP				$(0.05)
Diluted net loss per share-Non-GAAP				$0.00
Shares used to compute diluted net loss per share:
GAAP				87,991
Non-GAAP				87,991

	Three months ended
	July 3, 2015
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (Loss)
GAAP	$54,385	$54,728	$(343)	$(994)
Stock-based compensation in cost of revenue	422	—	422	422
Stock-based compensation in research and development	—	(1,027)	1,027	1,027
Stock-based compensation in selling, general and administrative	—	(2,435)	2,435	2,435
Amortization of intangibles	86	(1,446)	1,532	1,532
Restructuring and related charges	—	(185)	185	185
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(393)
Non-GAAP	$54,893	$49,635	$5,258	$4,214
As a % of revenue (GAAP)	52.7%	53.1%	(0.3)%	(1.0)%
As a % of revenue (Non-GAAP)	53.2%	48.1%	5.1%	4.1%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.01)
Diluted net income per share-Non-GAAP				$0.05
Shares used to compute diluted net income (loss) per share:
GAAP				88,426
Non-GAAP				89,444

	Three months ended
	September 26, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income
GAAP	$53,428	$56,966	$(3,538)	$1,078
Stock-based compensation in cost of revenue	612	—	612	612
Stock-based compensation in research and development	—	(1,219)	1,219	1,219
Stock-based compensation in selling, general and administrative	—	(2,521)	2,521	2,521
Amortization of intangibles	3,851	(1,661)	5,512	5,512
Restructuring and related charges	15	(388)	403	403
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(6,198)
Non-GAAP	$57,906	$51,177	$6,729	$5,147
As a % of revenue (GAAP)	49.4%	52.7%	(3.3)%	1.0%
As a % of revenue (Non-GAAP)	53.6%	47.4%	6.2%	4.8%
Diluted net income per share:
Diluted net income per share-GAAP				$0.01
Diluted net income per share-Non-GAAP				$0.06
Shares used to compute diluted net income per share:
GAAP				91,800
Non-GAAP				91,800